UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): July 5, 2006

The Navigators Group, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-15886	13-3138397
(State of	(Commission	(I.R.S. Employer
organization)	File Number)	Identification No.)

One Penn Plaza, New York, NY	10119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 5, 2006, Navigators Management Company, Inc., a  wholly-owned subsidiary of The Navigators Group, Inc. (the “Company”), entered into a consulting agreement (the “Agreement”) with John F. Kirby, a member of the Board of Directors of the Company. The Agreement and the terms and conditions thereof are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

10.1                                                   Consulting Agreement dated as of July 5, 2006 between John F. Kirby and Navigators Management Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
(Registrant)

/s/ ELLIOT S. OROL
Name:	Elliot S. Orol
Title:	Senior Vice President and General Counsel

Date: July 7, 2006

INDEX TO EXHIBITS

Number	Description
10.1	Consulting Agreement dated as of July 5, 2006 between John F. Kirby and Navigators Management Company, Inc.